UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2012 (March 2, 2012)

Sionix Corporation
(Exact name of registrant as specified in its charter)

Nevada	002-95626-D	87-0428526
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

914 Westwood Blvd., Box 801 Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

(704) 971-8400
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Sionix Corporation (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 2, 2012 the Company entered into a Securities Purchase Agreement with RevH2O LLC (the “Investor”) pursuant to which the Investor agreed to purchase, and the Company agreed to issue and sell, 4,166,667 units, consisting of common stock and warrants.  A description of the units and the terms of the purchase is included in Item 3.02 below, which is incorporated herein by this reference.  The investment closed, and the Investor transferred funds to the Company on March 6, 2012.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On March 2, 2012 the Company entered into a Securities Purchase Agreement to sell to the Investor 4,166,667 units at a purchase price of $0.06 per unit for a total purchase price of $250,000 (the “Financing”). Each unit consists of one restricted share of the Company’s common stock and a warrant to purchase the number of shares of common stock equal to the number of units purchased by the Investor multiplied by 50%, for a total of 2,083,333 shares available for purchase through the warrant.  The warrant has a term of three years from the closing date and is exercisable at a price of $0.17 per share.  The Financing closed on March 6, 2012.  The Investor is an accredited investor with a prior relationship to the Company.  The Company paid no commission related to the Financing.

The issuance of the restricted shares of the Company’s common stock and the warrants issued in connection therewith to the Investor were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) promulgated thereunder, as a transaction by an issuer not involving a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.:	Exhibit Name
10.1	Securities Purchase Agreement dated March 2, 2012
10.2	Form of Warrant to Purchase Common Stock of Sionix Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIONIX CORPORATION

Dated: March 6, 2012	By:	/s/ James R. Currier
James R. Currier
Chief Executive Officer

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